BASIC AND DILUTED NET LOSS PER SHARE	12 Months Ended
Dec. 31, 2022
Earnings Per Share [Abstract]
BASIC AND DILUTED NET LOSS PER SHARE

NOTE 15:-BASIC AND DILUTED NET LOSS PER SHARE

	Year ended December 31,
	2020	2021	2022
Numerator:

Net loss available to shareholders of ordinary shares	$(5,758)	$(83,946)	$(130,368)

Denominator:
Shares used in computing basic and diluted net loss per ordinary shares	38,628,770	39,645,453	40,583,002

The total weighted average number of shares related to outstanding options, RSUs and PSUs that have been excluded from the computation of diluted net loss per ordinary share due to their antidilutive effect was 2,823,985, 2,734,308 and 2,839,883 for the years ended December 31, 2020, 2021 and 2022, respectively.

Additionally, approximately 3.6 million shares underlying the Convertible Notes are not considered in the calculation of diluted net loss per share as the effect would be anti-dilutive.